UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2005

BSQUARE CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Washington	000-27687	91-1650880
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 110th Avenue NE, Suite 200, Bellevue, Washington		98004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	425-519-5900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 24, 2005, BSQUARE Corporation (the "Company") received notification from the Nasdaq Listing Qualifications Staff that it had regained compliance with Marketplace Rule 4450(a)(5) regarding the $1 minimum bid price listing requirement and that the Staff would give this matter no further consideration. As such, the hearing before the Listing Qualifications Hearings Panel, originally scheduled for November 3, 2005, to address the Company’s listing status will not be held. The Company regained full compliance with the $1 minimum bid price listing requirement after its stock price closed above $1 for ten consecutive trading days following a one-for-four reverse stock split effective October 7, 2005.

A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) The Company hereby furnishes the following exhibit:

99.1, Press release, dated October 26, 2005, issued by BSQUARE Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

October 26, 2005	By:	Scott C. Mahan

Name: Scott C. Mahan
Title: Vice President, Finance

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated October 26, 2005, issued by BSQUARE Corporation